UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 16, 2002

QLOGIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23298 (Commission File Number)	33-0537669 (IRS Employer Identification No.)

26600 Laguna Hills Drive, Aliso Viejo, CA (Address of principal executive offices)	92656 (Zip Code)

Registrant’s telephone number, including area code: (949) 389-6000

Item 5. – Other Events

On October 16, 2002, QLogic Corporation (the “Company”), issued a press release announcing a stock repurchase program. A copy of the press release issued by the Company on October 16, 2002 concerning the program is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. – Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 16, 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLOGIC CORPORATION

October 24, 2002	/s/ Frank A. Calderoni Frank A. Calderoni Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit		Sequential Page
Number	Description	Number
99.1	Press Release dated October 16, 2002.	5

4